EQ ADVISORS TRUST

SUPPLEMENT DATED AUGUST 25, 2006 TO THE PROSPECTUS DATED MAY 1, 2006

This Supplement updates certain information contained in the Prospectus dated May 1, 2006 of the EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Prospectus or Statement of Additional Information and retain it for future reference.

The purpose of this Supplement is to provide you with information about changes relating to the EQ/Lazard Small Cap Value Portfolio (“Lazard Portfolio”).

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AXA Equitable Life Insurance Company, in its capacity as Investment Manager of the Trust, has received an exemptive order from the Securities and Exchange Commission (“SEC”) to permit it, subject to the approval of the Board of Trustees of the Trust (“Board”), to appoint and replace investment sub-advisers (“Advisers”) for the Trust and to amend the advisory agreements between AXA Equitable and sub-advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to the approval of the Board, to appoint, dismiss and replace sub-advisers and to amend advisory agreements without obtaining shareholder approval.

Effective on or about September 1, 2006, AXA Equitable, as the Investment Manager and Administrator of the Trust, with the approval of the Board, will effect the following changes to the Lazard Portfolio: (1) restructuring the portfolio to a multiple adviser structure whereby AXA Equitable may allocate a portion of the Lazard Portfolio to one or more Advisers, (2) change the name to the “EQ/Small Cap Value Portfolio (“Small Cap Portfolio”), (3) appoint Franklin Advisory Services LLC (“Franklin” or “Adviser”) as an additional Adviser to the Small Cap Portfolio, and (4) increase the administration fee for the Small Cap Portfolio. The current adviser to the Lazard Portfolio is Lazard Asset Management LLC (“Lazard” or “Adviser”) and it will continue to manage a portion of the Small Cap Portfolio’s assets after the restructuring.

AXA Equitable will allocate the assets of the Small Cap Portfolio and will allocate all daily cash flows (share purchases) and outflows (redemption and expense items) between the Advisers. AXA Equitable will review the asset allocation of the Small Cap Portfolio on a periodic basis and reserves the right to reallocate assets from one Adviser to another, subject to the oversight of the Board, when it would be in the best interests of the Small Cap Portfolio and its shareholders. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to another Adviser.

Effective August 25, 2006, references in the Trust’s Prospectus to the EQ/Lazard Small Cap Value Portfolio shall be replaced in their entirety by “EQ/Small Cap Value Portfolio.”

Information Regarding the Small Cap Portfolio

The following sentence is added to the end of the first paragraph of the section entitled “Portfolio Performance”:

This may be particularly true for this Portfolio because a single Adviser advised the Portfolio prior to September 1, 2006.

The following information replaces the section of the Prospectus entitled “Portfolio Fees and Expenses”:

Portfolio Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Operating Expenses

(expenses that are deducted from Portfolio assets)

EQ/Small Cap Value Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.73%	0.73%
Distribution and/or Service Fees (12b-1 Fees)+	None	0.25%
Other Expenses*	0.19%	0.19%
Total Annual Operating Expenses	0.92%	1.17%
Less Fee Waiver/Expense Reimbursement**	(0.07)%	(0.07)%
Net Annual Operating Expenses***	0.85%	1.10%

+	The maximum distribution and/or service (12b-1) fee for the Portfolio’s Class IB Shares is 0.50% of the average daily net assets attributable to the Portfolio’s Class IB shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to the Portfolio’s Class IB shares. This arrangement will be in effect at least until April 30, 2007.
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the Board of Trustee consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
***	A portion of the brokerage commission that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, and the restatement of Other Expenses, the Net Annual Operating Expenses for the Portfolio would be 0.76% for Class IA shares and 1.01% for Class IB shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$87	$87
3 Years	$286	$364
5 Years	$501	$636
10 Years	$1,122	$1,411

The following information supplements the sections of the Prospectus entitled “The Investment Strategy,” “The Principal Risks” and “Who Manages the Portfolio” as it relates to the Small Cap Portfolio (formerly, the EQ/Lazard Small Cap Value Portfolio).

The Investment Strategy

It is anticipated, under normal circumstances, that the portion of the Small Cap Portfolio allocated to Franklin (“Franklin Allocated Portion”) will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-capitalization companies that Franklin defines as companies under $2.5 billion, similar to those that comprise the Russell 2500 Index. Franklin generally looks for companies that it believes are undervalued at the time of purchase and have potential for capital appreciation. Equity securities include common stocks, preferred stocks and convertible securities. Franklin believes that a stock price is undervalued when it is less than the price at which it would trade if the market reflected all factors relating to the company’s worth.

The Franklin Allocated Portion will generally invest in securities of U.S. companies but may invest up to 15% of its total assets in securities of foreign companies and also may invest up to 25% of its total assets in derivatives.

The following risks are in addition to those currently listed and are more fully described in the Trust’s Prospectus in the section “More Information on Principal Risks and Benchmarks”:

The Principal Risks

•	Derivatives Risk

•	Foreign Securities Risk

•	Mid-Cap Companies Risk

•	Multiple Adviser Risk

The following information supplements the information in the section of the Prospectus “More information on Principal Risks and Benchmarks”:

PRINCIPAL RISKS

Multiple Adviser Risk. The EQ/Small Cap Value Portfolio employs two Advisers. Each Adviser independently chooses and maintains a portfolio of securities for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire portfolio.

The following replaces the section in the Prospectus entitled “Who Manages the Portfolio”:

Who Manages the Portfolio

Franklin Advisory Services, LLC, One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024, is the Adviser to the Portfolio. Franklin is a registered investment adviser that provides investment advisory services for registered mutual funds. As of May 31, 2006, Franklin, together with its affiliates, had $492 billion in assets under management.

The Franklin Allocated Portion will be managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers have responsibility for the day-to-day management of the Franklin Allocated Portion and operate as a team to develop ideas and implement investment strategy for the Portfolio. They portfolio managers for the Portfolio are William J. Lippman, Bruce C. Baughman, CPA, Margaret McGee and Donald G. Taylor, CPA.

William J. Lippman, President of Franklin, joined Franklin Templeton Investments in 1988 and has held his current position since that time. Mr. Lippman has primary responsibility for the investments of the Franklin Allocated Portion. He has final authority over all aspects of the Franklin Allocated Portion’s investment portfolio, including but not limited to, purchases and sales of individual securities. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

Bruce C. Baughman, CPA, Senior Vice President of Franklin, joined Franklin Templeton Investment in 1988 and has held his current position since that time. Mr. Baughman is a portfolio manager for the Franklin Allocated Portion, providing research and advice on the purchases and sales of individual securities.

Margaret McGee, Vice President of Franklin, joined Franklin Templeton Investments in 1988. She has held her current position since 1997. Ms. McGee is a portfolio manager for the Franklin Allocated Portion, providing research and advice on the purchases and sales of individual securities.

Donald G. Taylor, CPA, Senior Vice President of Franklin, joined Franklin Templeton Investments in 1996 and has held his current position since that time. Mr. Taylor is a portfolio manager for the Franklin Allocated Portion, providing research and advice on the purchases and sales of individual securities.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

The following sentence is added to the end of the paragraph in the section entitled “The Manager” found under the heading “Management of the Trust”:

MANAGEMENT OF THE TRUST – THE MANAGER

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment advisory agreement with Franklin Advisory Services, LLC on behalf of the EQ/Small Cap Value Portfolio will be available in the Trust’s Annual Report to Shareholders for the year ending December 31, 2006.

The following information replaces the corresponding information found in the section entitled “Management Fees” found under the heading “Management of the Trust”:

MANAGEMENT OF THE TRUST – MANAGEMENT FEES

For administrative services, in addition to the management fee, each Portfolio, other than the EQ/Small Cap Value Portfolio, pays AXA Equitable a fee at an annual rate of 0.12% of the first $3 billion of total Trust assets average daily net assets, 0.11% of the next $3 billion of total Trust average daily net assets, 0.105% of the next $4 billion of the total Trust’s average daily net assets, 0.10% of the next $20 billion of the total Trust’s average daily net assets and 0.975% of the total Trust’s average daily net assets in excess of $30 billion, plus $30,000. The EQ/Small Cap Value Portfolio will pay AXA Equitable an annual rate of 0.15% the portfolio’s total assets, plus $35,000 and an additional $35,000 for each portion of the portfolio for which separate administrative services are provided (e.g., portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style).

The following information is added to the section entitled “Legal Proceedings” found under the heading “Management of the Trust”:

Franklin Advisory Services, LLC. On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (“Franklin Advisers”), an affiliate of Franklin, reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved the issues resulting from the SEC’s investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC’s administrative order, pursuant to which Franklin Advisers neither admitted nor denied any of the findings contained therein, Franklin Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in marketing timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC’s findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involved common questions of fact, the Judicial Panel on Multidistrict Litigation (the “Judicial Panel”) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland entitled “In re Mutual Funds Investment Litigation” (the “MDL”). The Judicial Panel then transferred similar cases from different districts in the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (“Franklin Distributors”) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Franklin Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Franklin Advisers and Franklin Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent consultant to be paid for by Franklin Advisers and Franklin Distributors. Such plan has been prepared and submitted to the SEC for approval.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees and directors, have also been named in multiple lawsuits alleging violations of various securities laws, and pendent state law claims relating to the disclosure of marketing support payments and/or payments of allegedly excessive commissions, and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class action or derivative actions brought on behalf of certain funds.

In addition, various subsidiaries of Franklin Resources, Inc., as well as certain Templeton funds, have also been named in several class action lawsuits originally filed in state courts in Illinois, alleging breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by such subsidiaries, and seeking, among other relief, monetary damages and attorneys’ fees and costs. In April 2005, these lawsuits were removed to the United States District Court for the Southern District of Illinois. On July 12, 2004, the court dismissed one of these lawsuits and dismissed the remaining lawsuits on August 25, 2005. Plaintiffs are appealing the dismissals to the United States Court of Appeals.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources Inc.’s website at franklintempleton.com under “Statement on Current Industry Issues.”